UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

December 31, 2015

TRI-CONTINENTAL CORPORATION

TRI-CONTINENTAL CORPORATION

LETTER TO STOCKHOLDERS

Dear Stockholders,

We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, the portfolio of investments and financial statements as of December 31, 2015.

The Fund’s Common Stock returned -1.36%, based on net asset value, and -2.78%, based on market price, for the 12 months ended December 31, 2015. During the same 12-month period, the S&P 500 Index returned 1.38% and the Fund’s Blended Index returned -0.42%.

During 2015, the Fund paid four distributions, in accordance with its earned distribution policy, that aggregated to $0.81 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. The Fund has paid dividends on its common stock for 71 consecutive years.

On April 18, 2016, the Fund will hold its 86th Annual Meeting of Stockholders in Minneapolis, MN. The members of the Board have announced their consideration and unanimous nomination of Minor Mickel Shaw to the Fund’s Board, filling a seat to be vacated by Mr. Leroy C. Richie upon his retirement from the Board effective at the conclusion of the Annual Meeting. In addition to her duties as a director, Ms. Shaw will also serve on the Board’s Compliance Committee, Contracts Committee, and Investment Review Committee. Ms. Shaw currently serves on the board of directors/trustees of other Columbia funds.

At the Meeting, Stockholders will be asked to elect Ms. Shaw and to re-elect two other directors to the Board, each to hold office until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualify; to consider the ratification of the Board’s selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the 2016 fiscal year; and to consider such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at columbiathreadneedle.com/us under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your continued support of Tri-Continental Corporation.

Best Regards,

William A. Hawkins

Chairman of the Board

Annual Report 2015

TRI-CONTINENTAL CORPORATION

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

TRI-CONTINENTAL CORPORATION

PERFORMANCE OVERVIEW

Performance Summary

■	Tri-Continental Corporation (the Fund) Common Stock returned -1.36%, based on net asset value, and -2.78%, based on market price, for the 12 months ended December 31, 2015.

■	During the same 12-month period, the S&P 500 Index returned 1.38%, and the Fund’s Blended Index (described below) returned -0.42%.

■

Security selection helped the Fund’s quantitative segment outperform the S&P 500 Index. Within the flexible capital income segment, equities modestly lagged the benchmark while convertible securities and high-yield securities more significantly detracted from performance.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Market Price	01/05/29	-2.78	11.50	5.53
Net Asset Value	01/05/29	-1.36	11.76	5.36
S&P 500 Index		1.38	12.57	7.31
Blended Index		-0.42	10.27	6.98

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedle.com/us.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Blended Index, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Barclays U.S. Convertible Composite Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Price Per Share
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Market Price ($)	20.02	19.50	21.19	21.69
Net Asset Value ($)	23.49	22.94	24.89	25.12

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 24, 2015	0.2050
June 23, 2015	0.2010
September 22, 2015	0.1950
December 22, 2015	0.2090

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

2	Annual Report 2015

TRI-CONTINENTAL CORPORATION

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended December 31, 2015, the Fund’s Common Stock returned -1.36%, based on net asset value, and -2.78%, based on market price. During the same 12-month period, the S&P 500 Index returned 1.38%, and the Fund’s Blended Index returned -0.42%.

The Fund is divided into two approximately equal segments, each of which is managed with its own approach. The quantitative segment uses quantitative models to select stocks. The flexible capital income segment invests across a company’s investable capital structure, including stocks, bonds and convertible securities. Security selection helped the Fund’s quantitative portfolio outperform the S&P 500 Index. Equities within the flexible capital income segment modestly lagged the index, while convertible securities and high-yield securities more significantly detracted from performance.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, supported by strong automobile sales and solid holiday spending. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets ended the year in the red. Within fixed income, high yield had a particularly tough year, as spreads widened due to a collapse in energy prices and concerns about the growth of the economy. The convertible securities market also faced headwinds. A high correlation to mid-cap stocks, which struggled in 2015, contributed to the sector’s decline.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and a slow-walking of the policy shift by Fed chair Janet Yellen.

Significant Performance Factors

The models that drive security selection within the Fund’s quantitative segment focus on three factors: valuation — fundamental measures, such as earnings and cash flow relative to market values; catalyst — price momentum, business momentum and short interest measure and quality — quality of earnings and financial strength. In 2015, the Fund’s quality and

Portfolio Management

Brian Condon, CFA

David King, CFA

Yan Jin

Peter Albanese

Top Ten Holdings (%) (at December 31, 2015)
Apple, Inc.	2.2
Cisco Systems, Inc.	1.7
Philip Morris International, Inc.	1.7
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.6
Home Depot, Inc. (The)	1.4
Pfizer, Inc.	1.3
Verizon Communications, Inc.	1.3
Comcast Corp., Class A	1.2
Citigroup, Inc.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	67.5
Convertible Bonds	8.5
Convertible Preferred Stocks	8.7
Corporate Bonds & Notes	11.2
Limited Partnerships	0.9
Money Market Funds	2.6
Preferred Debt	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	3

TRI-CONTINENTAL CORPORATION

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	9.6
Consumer Staples	9.2
Energy	7.7
Financials	19.8
Health Care	15.4
Industrials	9.7
Information Technology	17.7
Materials	3.0
Telecommunication Services	3.1
Utilities	4.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

he quantitative segment’s strategy was to keep sector weights in line with the benchmark, with performance was primarily driven by stock selection.

Within the Fund’s flexible capital income segment, equity holdings, which consisted of dividend-paying stocks (primarily large-cap value names), modestly lagged the S&P 500 Index for the year. Convertible securities and fixed income, which was heavily weighted toward high yield, more significantly detracted from results.

Individual Contributors and Detractors

Within the Fund’s quantitative segment, stock selection was strongest in the energy, health care, information technology and industrials sectors. The segment’s top individual contributors included VeriSign, NVIDIA, Valero Energy and Electronic Arts. VeriSign is a global provider of domain name registry services and Internet security, enabling internet navigation for domain names and providing protection for websites and enterprises around the world. Increased demand from China helped drive growth for the year. NVIDIA is a leading supplier of graphics processing units and platforms for gaming, enterprise graphics, automotive, and datacenter and cloud visual computing applications. Revenue and earnings growth exceeded expectations, fueled by the strength of new video game releases. Anticipation was also high for the holiday season, with video game developers set to release a new suite of games. Valero Energy is the world’s largest independent oil refiner. Valero reported earnings that were in line with expectations, but cash return guidance remained steady at 75% of net income, with a 25% increase to the dividend. Video game maker Electronic Arts continued its surge of positive margin growth through the year after reporting extremely strong Q4 2014 earnings. The major industry trend continues to be a move toward online gaming, and both NVIDIA and Electronic Arts are leaders in developing games to take advantage of that shift.

In the quantitative segment, stock selection was weakest in telecommunication services, consumer discretionary, financials, utilities and materials. Individual disappointments included Navient, Archer-Daniels-Midland and Best Buy. Navient, which was spun off from Sallie Mae, is a leading education loan management, servicing and asset recovery company. Navient shares came under pressure after the company pre-announced weaker second quarter 2015 earnings and reduced full-year guidance in July. Subsequently, a ratings review by Moody’s and Fitch heightened regulatory focus of student loan servicers, which further fueled the sell-off. We continue to believe that the student loan industry has favorable growth prospects, driven by a large cost of attendance gap and increasing enrollment, and continue to own the stock despite some headline regulatory risks. Archer-Daniels-Midland is one of the world’s largest processors and manufacturers of agricultural products, food and feed ingredients. Despite record soybean yields, certain margins declined as farmers chose to store their harvests and wait for better prices. A reduction in sales hurt Archer-Daniels-Midland. Best Buy reported solid third quarter 2015 results, but industry trends softened heading into the all-important holiday season. As a result, management’s fourth quarter outlook was below expectations. Best Buy continued to drive share gains while improving the underlying operations of its business, but we believe the business model could remain challenged into 2016.

Within the Fund’s flexible capital and income segment, a positive return from equities, which accounted for just over half the segment’s assets, was more

4	Annual Report 2015

TRI-CONTINENTAL CORPORATION

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

than offset by losses from fixed-income and convertible securities holdings. General Electric, Dow Chemical and Microsoft were the top equity contributors. Within fixed income, Post Holdings and Rite Aid delivered positive results. Among convertibles, T-Mobile, Tyson Foods and Exelixis were solid performers. Tyson bonds got a boost as analysts’ earnings estimate revisions for the company trended higher in the fourth quarter. The list of individual disappointments was led by Staples, which languished as opposition to the company’s merger with Office Depot by federal regulators dragged on. In the energy sector, Kinder Morgan met resistance in the capital markets and cut its dividend sharply to shore up its financial situation. Within fixed income, Goodrich Petroleum bonds were weak. Among convertibles, Sun Edison, Alcoa and Chesapeake Energy were significant detractors from results.

Annual Report 2015	5

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 67.1%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 7.3%
Auto Components — %

Delphi Automotive PLC	5,400	462,941

Automobiles 0.7%

Ford Motor Co.	640,400	9,023,236

Hotels, Restaurants & Leisure 1.3%

Carnival Corp.	79,100	4,309,368

Darden Restaurants, Inc.	136,700	8,699,588

Extended Stay America, Inc.	365,000	5,803,500

Total		18,812,456

Internet & Catalog Retail 0.7%

Amazon.com, Inc.(a)	15,250	10,307,323

Media 1.4%

Cinemark Holdings, Inc.	115,000	3,844,450

Comcast Corp., Class A	292,400	16,500,132

Total		20,344,582

Multiline Retail 0.6%

Target Corp.	122,700	8,909,247

Specialty Retail 2.6%

Best Buy Co., Inc.	313,100	9,533,895

Home Depot, Inc. (The)	142,700	18,872,075

Staples, Inc.	825,000	7,812,750

Total		36,218,720

Total Consumer Discretionary		104,078,505

CONSUMER STAPLES 6.0%
Beverages 0.2%

Coca-Cola Enterprises, Inc.	24,600	1,211,304

Dr. Pepper Snapple Group, Inc.	27,100	2,525,720

Total		3,737,024

Food & Staples Retailing 2.7%

CVS Health Corp.	5,100	498,627

Kroger Co. (The)	360,500	15,079,715

SYSCO Corp.	200,000	8,200,000

Wal-Mart Stores, Inc.	241,700	14,816,210

Total		38,594,552

Food Products 0.6%

Archer-Daniels-Midland Co.	61,300	2,248,484

Tyson Foods, Inc., Class A	113,400	6,047,622

Total		8,296,106

Tobacco 2.5%

Altria Group, Inc.	196,300	11,426,623

Philip Morris International, Inc.	269,300	23,674,163

Total		35,100,786

Total Consumer Staples		85,728,468

Common Stock (continued)
Issuer	Shares	Value ($)
ENERGY 4.5%
Energy Equipment & Services 0.5%

Transocean Ltd.	562,500	6,963,750

Oil, Gas & Consumable Fuels 4.0%

BP PLC, ADR	235,000	7,346,100

Chevron Corp.(b)	93,600	8,420,256

ConocoPhillips	282,400	13,185,256

Exxon Mobil Corp.	178,100	13,882,895

Valero Energy Corp.	206,400	14,594,544

Total		57,429,051

Total Energy		64,392,801

FINANCIALS 12.0%
Banks 4.3%

Citigroup, Inc.	318,300	16,472,025

Cullen/Frost Bankers, Inc.	85,000	5,100,000

JPMorgan Chase & Co.	335,700	22,166,271

PacWest Bancorp	130,000	5,603,000

Wells Fargo & Co.	215,000	11,687,400

Total		61,028,696

Capital Markets 1.2%

Ares Capital Corp.	500,000	7,125,000

BlackRock, Inc.	11,400	3,881,928

T. Rowe Price Group, Inc.	78,800	5,633,412

Total		16,640,340

Consumer Finance 0.5%

Capital One Financial Corp.	34,000	2,454,120

Navient Corp.	396,200	4,536,490

Total		6,990,610

Diversified Financial Services 1.2%

Moody’s Corp.	119,100	11,950,494

Voya Financial, Inc.	151,700	5,599,247

Total		17,549,741

Insurance 2.3%

Aflac, Inc.	66,500	3,983,350

Allied World Assurance Co. Holdings AG	105,000	3,904,950

Aon PLC	57,100	5,265,191

MetLife, Inc.	57,700	2,781,717

Prudential Financial, Inc.	120,000	9,769,200

Travelers Companies, Inc. (The)	25,500	2,877,930

Validus Holdings Ltd.	80,000	3,703,200

Total		32,285,538

Real Estate Investment Trusts (REITs) 2.5%

Blackstone Mortgage Trust, Inc.	70,000	1,873,200

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2015

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stock (continued)
Issuer	Shares	Value ($)
Crown Castle International Corp.	35,900	3,103,555

Digital Realty Trust, Inc.	29,700	2,245,914

Equinix, Inc.	25,500	7,711,200

Simon Property Group, Inc.	69,300	13,474,692

Starwood Property Trust, Inc.	375,000	7,710,000

Total		36,118,561

Total Financials		170,613,486

HEALTH CARE 9.8%
Biotechnology 2.4%

Alexion Pharmaceuticals, Inc.(a)	20,800	3,967,600

Alkermes PLC(a)	28,000	2,222,640

Biogen, Inc.(a)	18,200	5,575,570

BioMarin Pharmaceutical, Inc.(a)	20,000	2,095,200

Celgene Corp.(a)	54,900	6,574,824

Gilead Sciences, Inc.	75,000	7,589,250

Incyte Corp.(a)	24,700	2,678,715

Vertex Pharmaceuticals, Inc.(a)	33,000	4,152,390

Total		34,856,189

Health Care Equipment & Supplies 1.5%

Abbott Laboratories	196,800	8,838,288

DENTSPLY International, Inc.	57,700	3,511,045

Medtronic PLC	97,500	7,499,700

Stryker Corp.	20,800	1,933,152

Total		21,782,185

Health Care Providers & Services 2.4%

AmerisourceBergen Corp.	108,600	11,262,906

Cardinal Health, Inc.	85,000	7,587,950

CIGNA Corp.	30,000	4,389,900

McKesson Corp.	52,800	10,413,744

Total		33,654,500

Life Sciences Tools & Services 0.1%

Agilent Technologies, Inc.	18,900	790,209

Pharmaceuticals 3.4%

Johnson & Johnson	216,300	22,218,336

Merck & Co., Inc.	147,500	7,790,950

Pfizer, Inc.	569,509	18,383,751

Total		48,393,037

Total Health Care		139,476,120

INDUSTRIALS 7.2%
Aerospace & Defense 2.9%

Boeing Co. (The)	102,200	14,777,098

Honeywell International, Inc.	97,300	10,077,361

Common Stock (continued)
Issuer	Shares	Value ($)
Lockheed Martin Corp.	35,000	7,600,250

Northrop Grumman Corp.	25,000	4,720,250

Raytheon Co.	25,400	3,163,062

Total		40,338,021

Air Freight & Logistics 0.7%

CH Robinson Worldwide, Inc.	28,300	1,755,166

United Parcel Service, Inc., Class B	88,100	8,477,863

Total		10,233,029

Airlines 1.0%

Delta Air Lines, Inc.	259,600	13,159,124

Electrical Equipment 1.0%

Eaton Corp. PLC	95,100	4,949,004

Rockwell Automation, Inc.	86,900	8,916,809

Total		13,865,813

Industrial Conglomerates 0.8%

General Electric Co.	375,000	11,681,250

Machinery 0.2%

Illinois Tool Works, Inc.	33,900	3,141,852

Professional Services 0.1%

Equifax, Inc.	15,100	1,681,687

Transportation Infrastructure 0.5%

Macquarie Infrastructure Corp.	102,500	7,441,500

Total Industrials		101,542,276

INFORMATION TECHNOLOGY 13.6%
Communications Equipment 1.7%

Cisco Systems, Inc.	883,200	23,983,296

Internet Software & Services 1.7%

Alphabet, Inc., Class A(a)	4,200	3,267,642

Facebook, Inc., Class A(a)	69,400	7,263,404

VeriSign, Inc.(a)	147,300	12,868,128

Total		23,399,174

IT Services 1.6%

Automatic Data Processing, Inc.	90,000	7,624,800

MasterCard, Inc., Class A	161,100	15,684,696

Total		23,309,496

Semiconductors & Semiconductor Equipment 2.8%

Cypress Semiconductor Corp.	400,000	3,924,000

Intel Corp.	450,000	15,502,500

KLA-Tencor Corp.	55,000	3,814,250

Lam Research Corp.	47,500	3,772,450

Maxim Integrated Products, Inc.	100,000	3,800,000

NVIDIA Corp.	275,700	9,087,072

Total		39,900,272

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stock (continued)
Issuer	Shares	Value ($)
Software 3.4%

Electronic Arts, Inc.(a)	187,600	12,891,872

Microsoft Corp.	267,400	14,835,352

Oracle Corp.	397,100	14,506,063

Red Hat, Inc.(a)	75,400	6,243,874

Total		48,477,161

Technology Hardware, Storage & Peripherals 2.4%

Apple, Inc.	286,650	30,172,779

SanDisk Corp.	50,000	3,799,500

Total		33,972,279

Total Information Technology		193,041,678

MATERIALS 1.7%
Chemicals 1.3%

Dow Chemical Co. (The)	150,000	7,722,000

LyondellBasell Industries NV, Class A	109,200	9,489,480

Mosaic Co. (The)	39,700	1,095,323

Total		18,306,803

Metals & Mining 0.1%

Jaguar Mining, Inc.(a)	1,168,122	135,072

Newmont Mining Corp.	67,100	1,207,129

Total		1,342,201

Paper & Forest Products 0.3%

International Paper Co.	137,300	5,176,210

Total Materials		24,825,214

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.9%

AT&T, Inc.	235,000	8,086,350

Verizon Communications, Inc.	396,100	18,307,742

Total		26,394,092

Total Telecommunication Services		26,394,092

UTILITIES 3.1%
Electric Utilities 1.2%

Entergy Corp.	146,300	10,001,068

Xcel Energy, Inc.	210,000	7,541,100

Total		17,542,168

Independent Power and Renewable Electricity Producers 0.5%

NRG Yield, Inc. Class A	300,000	4,173,000

NRG Yield, Inc. Class C	165,000	2,435,400

Total		6,608,400

Multi-Utilities 1.4%

Ameren Corp.	178,000	7,694,940

Common Stock (continued)
Issuer	Shares	Value ($)
Public Service Enterprise Group, Inc.	300,500	11,626,345

Total		19,321,285

Total Utilities		43,471,853

Total Common Stocks
(Cost: $883,875,810)		953,564,493

Convertible Preferred Stocks 8.6%
CONSUMER STAPLES 1.0%
Food Products 1.0%

Bunge Ltd., 4.875%	83,700	7,727,142

Tyson Foods, Inc., 4.750%	109,500	6,644,460

Total		14,371,602

Total Consumer Staples		14,371,602

ENERGY 1.2%
Oil, Gas & Consumable Fuels 1.2%

Anadarko Petroleum Corp., 7.500%	122,500	4,158,875

Chesapeake Energy Corp., 5.750%(c)	14,000	2,791,250

Energy XXI Ltd., 5.625%	35,000	579,687

Kinder Morgan, Inc., 9.750%	140,000	5,642,000

Penn Virginia Corp., 6.000%(c)	52,500	89,355

Southwestern Energy Co., 6.250%	165,000	3,060,750

Total		16,321,917

Total Energy		16,321,917

FINANCIALS 3.2%
Banks 0.9%

Bank of America Corp., 7.250%	7,000	7,652,890

Wells Fargo & Co., 7.500%	4,800	5,582,328

Total		13,235,218

Capital Markets 0.7%

AMG Capital Trust II, 5.150%	100,000	5,612,500

Cowen Group, Inc., 5.625%(c)(d)	4,800	3,600,000

Total		9,212,500

Real Estate Investment Trusts (REITs) 1.6%

Alexandria Real Estate Equities, Inc., 7.000%	275,000	7,559,750

American Tower Corp., 5.500%	75,000	7,575,000

Welltower, Inc., 5.510%	130,000	7,918,300

Total		23,053,050

Total Financials		45,500,768

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 2.0%
Health Care Equipment & Supplies 0.4%

Alere, Inc., 3.000%	20,000	5,599,400

Pharmaceuticals 1.6%

Allergan PLC, 5.500%	14,500	14,937,610

Teva Pharmaceutical Industries Ltd., 7.000%	7,620	7,752,271

Total		22,689,881

Total Health Care		28,289,281

MATERIALS 0.5%
Chemicals 0.2%

A. Schulman, Inc., 6.000%	4,100	3,496,972

Metals & Mining 0.3%

Alcoa, Inc., 5.375%	120,000	3,997,200

Total Materials		7,494,172

TELECOMMUNICATION SERVICES 0.5%
Diversified Telecommunication Services 0.2%

Frontier Communications Corp., 11.125%	40,000	3,663,200

Wireless Telecommunication Services 0.3%

T-Mobile USA, Inc., 5.500%	55,000	3,724,050

Total Telecommunication Services		7,387,250

UTILITIES 0.2%
Multi-Utilities 0.2%

CenterPoint Energy, Inc., 3.221%(e)	57,000	3,252,563

Total Utilities		3,252,563

Total Convertible Preferred Stocks
(Cost: $151,634,113)		122,617,553

Limited Partnerships 0.9%
ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%

Enviva Partners LP	160,000	2,904,000

Total Energy		2,904,000

INDUSTRIALS 0.3%
Trading Companies & Distributors 0.3%

Fortress Transportation & Infrastructure Investors LLC	340,125	3,829,808

Total Industrials		3,829,808

Limited Partnerships (continued)
Issuer	Shares	Value ($)
UTILITIES 0.4%
Independent Power and Renewable Electricity Producers 0.4%

8Point3 Energy Partners LP	360,000	5,810,400

Total Utilities		5,810,400

Total Limited Partnerships
(Cost: $15,378,312)		12,544,208

Corporate Bonds & Notes 11.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.5%
ADS Tactical, Inc.(c)
04/01/18	11.000%	7,400,000	7,501,750

BANKING 0.8%
Popular, Inc.
07/01/19	7.000%	8,000,000	7,480,000

Synovus Financial Corp. Subordinated(e)
12/15/25	5.750%	4,000,000	4,080,000

Total			11,560,000

CABLE AND SATELLITE 0.5%
CCO Safari II LLC(c)
10/23/45	6.484%	7,500,000	7,512,293

CHEMICALS 0.3%
A. Schulman, Inc.(c)
06/01/23	6.875%	4,000,000	3,830,000

CONSTRUCTION MACHINERY 0.5%
United Rentals North America, Inc.
11/15/24	5.750%	7,900,000	7,821,000

DIVERSIFIED MANUFACTURING 0.9%
Gardner Denver, Inc.(c)
08/15/21	6.875%	8,900,000	6,808,500

Hamilton Sundstrand Corp.(c)
12/15/20	7.750%	8,850,000	6,372,000

Total			13,180,500

FOOD AND BEVERAGE 0.5%
Post Holdings, Inc.(c)
12/01/21	6.750%	7,207,000	7,351,140

INDEPENDENT ENERGY 0.3%
Goodrich Petroleum Corp.
03/15/18	8.875%	1,699,000	67,960
03/15/19	8.875%	3,824,000	267,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Stone Energy Corp.
11/15/22	7.500%	11,600,000	3,828,000

Total			4,163,640

LODGING 0.3%
ESH Hospitality, Inc.(c)
05/01/25	5.250%	3,825,000	3,729,375

MEDIA AND ENTERTAINMENT 0.5%
AMC Networks, Inc.
12/15/22	4.750%	7,700,000	7,700,000

METALS 0.3%
United States Steel Corp.
04/01/21	6.875%	10,000,000	4,700,000

MIDSTREAM 0.5%
Blue Racer Midstream LLC/Finance Corp.(c)
11/15/22	6.125%	9,450,000	6,520,500

OIL FIELD SERVICES 0.5%
Transocean, Inc.
03/15/18	6.000%	4,100,000	3,649,000

Transocean, Inc.(e)
10/15/17	3.000%	4,400,000	3,902,250

Total			7,551,250

OTHER INDUSTRY 0.6%
MasTec, Inc.
03/15/23	4.875%	9,800,000	8,477,000

PHARMACEUTICALS 1.0%
AMAG Pharmaceuticals, Inc.(c)
09/01/23	7.875%	6,400,000	5,632,000

Valeant Pharmaceuticals International, Inc.(c)
03/01/23	5.500%	9,200,000	8,096,000

Total			13,728,000

PROPERTY & CASUALTY 0.6%
Radian Group, Inc.
06/15/20	5.250%	8,100,000	7,834,320

RETAILERS 0.5%
Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	5,582,000	6,503,030

Rite Aid Corp.(c)
04/01/23	6.125%	681,000	704,835

Total			7,207,865

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SUPERMARKETS 0.5%
Safeway, Inc.
02/01/31	7.250%	8,112,000	7,260,240

TECHNOLOGY 0.8%
Equinix, Inc.
01/01/25	5.750%	3,700,000	3,783,250

Micron Technology, Inc.
02/01/25	5.500%	8,500,000	7,395,000

Total			11,178,250

WIRELINES 0.7%
Frontier Communications Corp.
01/15/25	6.875%	1,730,000	1,425,087

Frontier Communications Corp.(c)
09/15/25	11.000%	8,060,000	7,979,400

Total			9,404,487

Total Corporate Bonds & Notes
(Cost: $186,662,603)			158,211,610

Convertible Bonds 8.5%
AUTOMOTIVE 0.5%
Navistar International Corp.
10/15/18	4.500%	5,030,000	2,480,419
04/15/19	4.750%	10,959,000	5,232,922

Total			7,713,341

ELECTRIC 0.3%
SunPower Corp.(c)
01/15/23	4.000%	3,740,000	4,519,603

HEALTH CARE 0.3%
Fluidigm Corp.
02/01/34	2.750%	6,100,000	3,772,393

INDEPENDENT ENERGY — %
Endeavour International Corp.(f)
07/15/16	5.500%	4,359,219	21,796

MEDIA AND ENTERTAINMENT 0.3%
Liberty Interactive LLC
03/30/43	0.750%	2,400,000	3,609,000

OIL FIELD SERVICES 0.3%
Cobalt International Energy, Inc.
12/01/19	2.625%	8,000,000	4,530,136

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER FINANCIAL INSTITUTIONS 0.8%
American Energy-Permian Basin LLC Junior Subordinated PIK(c)
05/01/22	8.000%	4,056,000	405,600

Forest City Realty Trust, Inc.
08/15/20	3.625%	6,898,000	7,329,125

Walter Investment Management Corp.
11/01/19	4.500%	4,900,000	3,142,125

Total			10,876,850

OTHER INDUSTRY 0.3%
General Cable Corp. Subordinated(e)
11/15/29	4.500%	7,200,000	4,414,500

OTHER REIT 1.4%
Blackstone Mortgage Trust, Inc.
12/01/18	5.250%	5,550,000	5,686,086

Extra Space Storage LP(c)
10/01/35	3.125%	5,600,000	6,100,500

RWT Holdings, Inc
11/15/19	5.625%	4,200,000	3,879,750

Starwood Waypoint Residential Trust
10/15/17	4.500%	1,900,000	1,896,525
07/01/19	3.000%	2,000,000	1,847,500

Total			19,410,361

PHARMACEUTICALS 1.1%
ARIAD Pharmaceuticals, Inc.(c)
06/15/19	3.625%	4,000,000	3,956,568

Aegerion Pharmaceuticals, Inc.
08/15/19	2.000%	10,000,000	6,647,000

Corsicanto Ltd.
01/15/32	3.500%	2,000,000	1,810,000

PTC Therapeutics, Inc.(c)
08/15/22	3.000%	4,300,000	3,870,000

Total			16,283,568

PROPERTY & CASUALTY 0.5%
MGIC Investment Corp. Junior Subordinated(c)(e)
04/01/63	9.000%	6,350,000	7,397,750

REFINING 0.2%
Clean Energy Fuels Corp.(c)
10/01/18	5.250%	4,950,000	2,474,624

RETAILERS 0.3%
Iconix Brand Group, Inc.
06/01/16	2.500%	4,250,000	3,782,500

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TECHNOLOGY 1.5%
Ciena Corp.(c)
10/15/18	3.750%	3,000,000	3,741,960

Mentor Graphics Corp.
04/01/31	4.000%	5,700,000	5,952,937

SunEdison, Inc.(c)
06/01/25	3.375%	7,800,000	2,987,579

TiVo, Inc.
10/01/21	2.000%	4,000,000	3,459,200

j2 Global, Inc.
06/15/29	3.250%	4,500,000	5,897,813

Total			22,039,489

TOBACCO 0.4%
Vector Group Ltd.(e)
01/15/19	2.500%	924,000	1,417,074
04/15/20	1.750%	3,600,000	4,122,828

Total			5,539,902

WIRELESS 0.3%
Gogo, Inc.(c)
03/01/20	3.750%	4,000,000	3,927,504

Total Convertible Bonds (Cost: $146,645,139)			120,313,317

Preferred Debt 0.6%
BANKING 0.6%
Citigroup Capital XIII(e)
10/30/40	7.875%	310,000	8,056,900

Total Preferred Debt
(Cost: $8,054,316)			8,056,900

Money Market Funds 2.7%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(g)(h)		4,906,344	4,906,344

JPMorgan Prime Money Market Fund, Agency Shares, 0.010%(g)		32,748,078	32,748,078

Total Money Market Funds
(Cost: $37,654,422)			37,654,422

Total Investments
(Cost: $1,429,904,715)			1,412,962,503

Other Assets & Liabilities, Net			7,386,854

Net Assets			1,420,349,357

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

The accompanying Notes to Financial Statements are an integral part of this statement.

At December 31, 2015, securities totaling $431,808 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 FUTURE	10	USD	5,088,500	03/2016	56,515	—

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts

(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Directors. At December 31, 2015, the value of these securities amounted to $117,900,086 or 8.30% of net assets.

(d)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $3,600,000, which represents 0.25% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cowen Group, Inc., 5.625%	05/14/2015 - 10/15/2015	4,693,043

(e)	Variable rate security.

(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2015, the value of these securities amounted to $21,796, which represents less than 0.01% of net assets.

(g)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,039,186	87,035,440	(88,168,282)	4,906,344	6,128	4,906,344

Abbreviation Legend

ADR	American Depositary Receipt
PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

12	Annual Report 2015

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	104,078,505	—	—	104,078,505

Consumer Staples	85,728,468	—	—	85,728,468

Energy	64,392,801	—	—	64,392,801

Financials	170,613,486	—	—	170,613,486

Health Care	139,476,120	—	—	139,476,120

Industrials	101,542,276	—	—	101,542,276

Information Technology	193,041,678	—	—	193,041,678

Materials	24,690,142	135,072	—	24,825,214

Telecommunication Services	26,394,092	—	—	26,394,092

Utilities	43,471,853	—	—	43,471,853

Total Common Stocks	953,429,421	135,072	—	953,564,493

Convertible Preferred Stocks

Consumer Staples	6,644,460	7,727,142	—	14,371,602

Energy	12,861,625	3,460,292	—	16,321,917

Financials	28,728,518	16,772,250	—	45,500,768

Health Care	20,537,010	7,752,271	—	28,289,281

Materials	3,997,200	3,496,972	—	7,494,172

Telecommunication Services	7,387,250	—	—	7,387,250

Utilities	—	3,252,563	—	3,252,563

Total Convertible Preferred Stocks	80,156,063	42,461,490	—	122,617,553

Limited Partnerships

Energy	2,904,000	—	—	2,904,000

Industrials	3,829,808	—	—	3,829,808

Utilities	5,810,400	—	—	5,810,400

Total Limited Partnerships	12,544,208	—	—	12,544,208

Corporate Bonds & Notes	—	158,211,610	—	158,211,610

Convertible Bonds	—	120,313,317	—	120,313,317

Preferred Debt	8,056,900	—	—	8,056,900

Money Market Funds	32,748,078	4,906,344	—	37,654,422

Total Investments	1,086,934,670	326,027,833	—	1,412,962,503

Derivatives

Assets

Futures Contracts	56,515	—	—	56,515

Total	1,086,991,185	326,027,833	—	1,413,019,018

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	6,039,186	6,039,186	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,424,998,371)	$1,408,056,159

Affiliated issuers (identified cost $4,906,344)	4,906,344

Total investments (identified cost $1,429,904,715)	1,412,962,503

Receivable for:

Investments sold	6,475,854

Common Stock	421

Dividends	2,228,627

Interest	4,382,266

Foreign tax reclaims	14,436

Variation margin	2,897

Prepaid expenses	82,395

Other assets	43,681

Total assets	1,426,193,080

Liabilities

Payable for:

Investments purchased	3,948,534

Common Stock payable	899,565

Preferred Stock dividends	470,463

Variation margin	52,800

Investment management fees	13,900

Stockholder servicing and transfer agent fees	6,354

Administration fees	2,163

Compensation of board members	103,990

Stockholders’ meeting fees	8,472

Other expenses	337,482

Total liabilities	5,843,723

Net assets	1,420,349,357

Preferred Stock	37,637,000

Net assets for Common Stock	$1,382,712,357

Net asset value per share of outstanding Common Stock	$23.49

Market price per share of Common Stock	$20.02

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

TRI-CONTINENTAL CORPORATION

STATEMENT OF CAPITAL STOCK AND SURPLUS

December 31, 2015

Capital Stock

$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,887

Shares issued and outstanding — 752,740	$37,637,000

Common Stock, $0.50 par value:

Shares issued and outstanding — 58,857,182	29,428,591

Surplus

Capital surplus	1,561,319,909

Undistributed net investment income	1,681,160

Accumulated net realized loss	(192,831,606)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(16,942,212)

Futures contracts	56,515

Net assets	$1,420,349,357

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$36,925,328

Dividends — affiliated issuers	6,128

Interest	19,282,175

Foreign taxes withheld	(27,433)

Total income	56,186,198

Expenses:

Investment management fees	5,392,930

Stockholder servicing and transfer agent fees	582,839

Administration fees	834,568

Compensation of board members	56,783

Stockholders’ meeting fees	93,759

Custodian fees	24,107

Printing and postage fees	100,671

Audit fees	41,110

Legal fees	25,532

Other	300,083

Total expenses	7,452,382

Net investment income(a)	48,733,816

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	97,105,331

Foreign currency translations	(1,738)

Futures contracts	(43,311)

Net realized gain	97,060,282

Net change in unrealized appreciation (depreciation) on:

Investments	(178,055,556)

Futures contracts	31,669

Net change in unrealized depreciation	(178,023,887)

Net realized and unrealized loss	(80,963,605)

Net decrease in net assets from operations	$(32,229,789)

(a)	Net investment income for Common Stock is $46,851,966, which is net of Preferred Stock dividends of $1,881,850.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

TRI-CONTINENTAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$48,733,816	$44,773,499

Net realized gain	97,060,282	179,253,740

Net change in unrealized depreciation	(178,023,887)	(77,986,788)

Net increase (decrease) in net assets resulting from operations	(32,229,789)	146,040,451

Distributions to Stockholders

Net investment income

Preferred Stock	(1,881,850)	(1,881,850)

Common Stock	(48,373,123)	(46,034,377)

Total Distributions to Stockholders	(50,254,973)	(47,916,227)

Decrease in net assets from capital stock activity	(46,087,833)	(22,572,792)

Total increase (decrease) in net assets	(128,572,595)	75,551,432

Net assets at beginning of year	1,548,921,952	1,473,370,520

Net assets at end of year	$1,420,349,357	$1,548,921,952

Undistributed (excess of distributions over) net investment income	$1,681,160	$(364,539)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

TRI-CONTINENTAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Common Stock issued at market price in distributions	670,915	13,885,008	650,551	13,424,167

Common Stock issued for investment plan purchases	104,255	2,185,173	130,468	2,696,661

Common Stock purchased from investment plan participants	(987,910)	(20,817,761)	(992,890)	(20,411,667)

Common Stock purchased in the open market	(1,968,567)	(41,340,253)	(885,692)	(18,281,953)

Total net decrease	(2,181,307)	(46,087,833)	(1,097,563)	(22,572,792)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and are not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover may be higher.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Year ended December 31, 2015
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$24.76	$23.11	$18.77	$16.77	$15.96

Income from investment operations

Net investment income	0.81	0.73	0.69	0.63	0.33

Net realized and unrealized gain (loss)	(1.37)	1.70	4.36	2.00	0.79

Total from investment operations	(0.56)	2.43	5.05	2.63	1.12

Less distributions to Stockholders from:

Net investment income

Preferred Stock	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)

Common Stock	(0.81)	(0.75)	(0.68)	(0.60)	(0.28)

Total distributions to Stockholders	(0.84)	(0.78)	(0.71)	(0.63)	(0.31)

Dilution in net asset value from dividend reinvestment	(0.05)	—	—	—	—

Increase resulting from share repurchases	0.18	—	—	—	—

Net asset value, end of period	$23.49	$24.76	$23.11	$18.77	$16.77

Adjusted net asset value, end of period(a)	$23.42	$24.68	$23.04	$18.71	$16.72

Market value, end of period	$20.02	$21.41	$19.98	$16.00	$14.23

Total return

Based upon net asset value	(1.36%)	11.09%	27.76%	16.24%	7.15%

Based upon market value	(2.78%)	11.11%	29.58%	16.77%	5.46%

Ratios to average net assets(b)

Expenses to average net assets for Common Stock	0.50%	0.49%	0.50%	0.52%	0.59%

Net investment income to average net assets for Common Stock	3.16%	2.91%	3.12%	3.28%	1.80%

Supplemental data

Net assets, end of period (000s):

Common Stock	$1,382,712	$1,511,285	$1,435,734	$1,183,285	$1,078,160

Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total net assets	$1,420,349	$1,548,922	$1,473,371	$1,220,922	$1,115,797

Portfolio turnover	76%	76%	62%	68%	97%

Notes to Financial Highlights

(a)	Assumes the exercise of outstanding warrants.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the NYSE. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

22	Annual Report 2015

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

Annual Report 2015	23

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the

24	Annual Report 2015

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	56,515	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(43,311)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	31,669

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	6,019,131

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2015	25

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Dividends to Stockholders

The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income distribution of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.355% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $3,413.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their

26	Annual Report 2015

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $2,288,082 and $12,494,627, respectively. The sale transactions resulted in a net realized gain of $755,860.

Stockholder Servicing Fees

Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Stockholder Servicing Agent is also entitled to reimbursement for out-of-pocket fees.

For the year ended December 31, 2015, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.04%.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2015, the Fund’s total potential future obligation over the life of the Guaranty is $419,830. The liability remaining at December 31, 2015 for non-recurring charges associated with the lease amounted to $257,420 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2015 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Directors’ deferred compensation, distributions, foreign currency transactions, post-October capital losses, re-characterization of distributions for investments, derivative investments and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,566,856
Accumulated net realized loss	(3,566,857)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2015 ($)	Year Ended December 31, 2014 ($)
Ordinary income	50,254,973	47,916,227

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	7,758,802
Capital loss carryforwards	(190,492,701)
Net unrealized depreciation	(23,559,455)

Annual Report 2015	27

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

At December 31, 2015, the cost of investments for federal income tax purposes was $1,436,521,958 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$119,898,093
Unrealized depreciation	(143,457,548)
Net unrealized depreciation	(23,559,455)

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	190,492,701

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended December 31, 2015, $94,803,395 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2015, the Fund will elect to treat post-October capital losses of $891,540 as arising on January 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,128,810,358 and $1,192,416,630, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at December 31, 2015) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan, and Stock Repurchase Program

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 104,255 shares were issued to Plan participants during the period for proceeds of $2,185,173, a weighted average discount of 14.9% from the net asset value of those shares. In addition, a total of 670,915 shares were issued at market price in distributions during the period for proceeds of $13,885,008, a weighted average discount of 15.2% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-

28	Annual Report 2015

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

dividend date. The issuance of Common Stock at less than net asset.

For the year ended December 31, 2015, the Fund purchased 987,910 shares of its Common Stock from Plan participants at a cost of $20,817,761, which represented a weighted average discount of 14.8% from the net asset value of those acquired shares.

Under the Fund’s stock repurchase program for 2015, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. In February 2016, the Board approved the Fund’s stock repurchase program for 2016 under the same terms as described above. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace. For the year ended December 31, 2015, the Fund purchased 1,968,567 shares of its Common Stock in the open market at an aggregate cost of $41,340,253, which represented a weighted average discount of 14.8% from the net asset value of those acquired shares.

Shares of Common Stock repurchased to satisfy Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are retired and no longer outstanding.

Warrants

At December 31, 2015, the Fund reserved 197,100

shares of Common Stock for issuance upon exercise of

8,148 Warrants, each of which entitled the holder to

purchase 24.19 shares of Common Stock at $0.93 per

share.

Assuming the exercise of all Warrants outstanding at

December 31, 2015, net assets would have increased by

$183,303 and the net asset value of the Common Stock

would have been $23.42 per share. The number of

Warrants exercised during the year ended December 31,

2015 was zero.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund previously held investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) was the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008. Based on the bankruptcy proceedings and information provided by the bankruptcy court, the Fund recognized realized losses of $26.8 million and recorded receivables aggregating $2.9 million, representing the estimated recoverable balance. During the year ended December 31, 2015, the Fund received approximately $1.7 million from the bankruptcy proceedings. In aggregate, the Fund received $11.4 million and does not expect any further receipts.

Note 9. Significant Risks

Large-Capitalization Risk

Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates.

Annual Report 2015	29

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2015

TRI-CONTINENTAL CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Tri-Continental Corporation

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 22, 2016

Annual Report 2015	31

TRI-CONTINENTAL CORPORATION

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations

Qualified Dividend Income	61.20%
Dividends Received Deduction	57.43%

Qualified Dividend Income. For taxable, non-corporate stockholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

32	Annual Report 2015

TRI-CONTINENTAL CORPORATION

DIRECTORS AND OFFICERS

Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Directors, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve a term of three years, whereupon they may be re-elected to serve another term (the Fund’s Board has three classes, with one class expiring each year at the Fund’s regular stockholder’s meeting), or through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Directors

Independent Directors
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Director since November 2008	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Director since November 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Director since January 2014; Chair of the Board from January 2014 through November 2015	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, the Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Annual Report 2015	33

TRI-CONTINENTAL CORPORATION

DIRECTORS AND OFFICERS (continued)

Independent Directors (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Director since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since November 2015; Director since March 2015	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009- 2015
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Director since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Director since 2000	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Director since November 2008	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001- 2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

34	Annual Report 2015

TRI-CONTINENTAL CORPORATION

DIRECTORS AND OFFICERS (continued)

Interested Director Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Director and Senior Vice President since November 2008	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2015	35

TRI-CONTINENTAL CORPORATION

DIRECTORS AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

36	Annual Report 2015

TRI-CONTINENTAL CORPORATION

IMPORTANT INFORMATION ABOUT THIS REPORT

The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call stockholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	37

Tri-Continental Corporation

P.O. Box 8081

Boston, MA 02266-8081

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN240_12_F01_(02/16)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$37,000	$37,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$3,700	$3,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In both fiscal years 2015 and 2014, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$229,100	$329,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Pamela G. Carlton, William P. Carmichael, Alison Taunton-Rigby and Patricia M. Flynn are each independent trustees and collectively constitute the entire Audit Committee.

(b)	Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers.

The Investment Manager votes proxies relating to portfolio securities in accordance with a proxy voting policy and pre-determined proxy voting guidelines adopted by the Board. The Funds endeavor to vote all proxies of which they become aware prior to the vote deadline; provided, however, that in certain circumstances the Funds may refrain from voting securities. For instance, the Funds may refrain from voting foreign securities if the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

Board Oversight and Retention of Proxy Voting Authority. The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.

The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager’s administration of the proxy voting process and its adherence to the approved guidelines.

Voting Guidelines. The Investment Manager and Board will generally vote in accordance with pre-determined voting guidelines adopted by the Board. The voting guidelines indicate whether to vote for, against or abstain from particular proposals, or whether the matter should be considered on a case-by-case basis. A committee within the Investment Manager (the Proxy Voting Committee), which is composed of representatives of the Investment Manager’s equity investments, equity research, compliance, legal and operations functions, may determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Board may also determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is appropriate and in the

Funds’ interests. The Investment Manager and the Board may also consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting guidelines or a voting determination must be made on a case-by-case basis, a portfolio manager, subadviser or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee or Board may determine proxy votes when proposals require special consideration.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

Addressing Conflicts of Interest. If the Investment Manager is subject to a potential material conflict of interest with respect to a proxy vote, the Board will vote the proxy by administering the guidelines or determining the vote on a case-by-case basis. If the Board determines that its members may be subject to a potential material conflict of interest with respect to a proxy vote, the member is asked to recuse himself or herself from the determination.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the proxy policy of the Funds is, in general, to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third party vendor, as its proxy voting administrator to implement the Funds’ proxy voting process and to provide recordkeeping and vote disclosure services. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass-Lewis & Co. to provide proxy research services.

Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiathreadneedle.com/us and (ii) on the SEC’s website at www.sec.gov. For a copy of the voting guidelines in effect on the date of this SAI, see Appendix B to this SAI.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Portfolio Manager	Title	Role with the Corporation	Managed the Corporation Since
Brian Condon, CFA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-Portfolio Manager	2010
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011

Mr. Condon joined the Investment Manager in May 2010. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.

Mr. Albanese joined the Investment Manager in August 2014. Prior to joining the Investment Manager, Mr. Albanese was a Managing Director and Senior Portfolio Manager at Robeco Investment Management. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.

Mr. Jin joined the Investment Manager in May 2010. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.

Mr. King joined the Investment Manager in May 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.

Other Accounts Managed by the Portfolio Managers:

Fund	Portfolio Manager	Other Accounts Managed		Performance Based Accounts	Ownership of Fund Shares
		Number and type of account	Approximate Total Net Assets (excluding the fund)
For fiscal period ending December 31
Tri-Continental Corporation	Brian Condon	21 RICs 2 PIVs 22 Other accounts	$11.53 billion $134.13 million $5.00 billion	None	$100,001-$500,000
	David King	3 RICs 6 Other accounts	$1.56 billion $19.87 million	None	Over $1,000,000
	Yan Jin	3 RICs 4 Other accounts	$1.56 billion $1.56 million	None	$50,001-$100,000
	Peter Albanese	6 RICs 2 PIVs 17 Other accounts	$10.58 billion $134.13 million $4.87 billion	None	None

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. In addition, although the Investment Manager has entered into a personnel sharing arrangement with Threadneedle, the Investment Manager and Threadneedle maintain separate trading operations for their clients. By maintaining separate trading operations in this manner, the Funds may forego certain opportunities including the aggregation of trades across certain accounts managed by Threadneedle. This could result in the Funds competing in the market with one or more accounts managed by Threadneedle for similar trades. In addition, it is possible that the separate trading desks of the Investment Manager and Threadneedle may be on opposite sides of a trade execution for a Fund at the same time.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.

Structure of Compensation:

Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Columbia Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
07-01-15 to 07-31-15	280,430	$21.29	280,430	1,449,841
08-01-15 to 08-31-15	287,512	$20.79	287,512	1,162,329
09-01-15 to 09-30-15	183,177	$19.80	183,177	979,152
10-01-15 to 10-31-15	259,057	$20.13	259,057	720,095
11-01-15 to 11-30-15	354,766	$20.53	354,766	365,329
12-01-15 to 12-31-15	269,883	$20.09	269,833	95,446

(1)	The registrant has a stock repurchase program. For 2015, the registrant was authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 22, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 22, 2016